UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2021

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value: $0.01/share	PRTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2021, the Board of Directors of Party City Holdco Inc. (the “Company”) appointed Cheryl de Mesa Graziano, age 49, who has served as the Company’s Vice President, Global Controller since July 2020, to serve as the Company’s Chief Accounting Officer and Principal Accounting Officer, effective immediately. Prior to her appointment, Todd Vogensen, the Company’s Chief Financial Officer, also served as the Company’s Chief Accounting Officer since July 2020.

Ms. de Mesa Graziano has over 27 years of direct experience in acquisition integration and process improvement; public policies; technical and general ledger accounting; periodic closing processes; investment portfolio management; and financial communication. Ms. de Mesa Graziano joined the Company in November 2019 as Vice President, Financial Reporting and Accounting and, in July 2020, was appointed Vice President, Global Controller. Prior to joining the Company, from May 2013 to October 2019, Ms. de Mesa Graziano held various positions at Stanley Black & Decker, including most recently as Assistant Corporate Controller from August 2018 to October 2019, in which capacity she led the global controllership teams responsible for the accounting close, compliance, and reporting for emerging markets and industrial businesses, and prior to that as Global Leader, Corporate Technical Accounting and Compliance from July 2016 to August 2018 and Director, Corporate and Technical Accounting from May 2013 to July 2016. Prior to Stanley Black & Decker, Ms. de Mesa Graziano held leadership positions at International Business Machines Corporation (2010-2013); Financial Executives International (2001-2010); Bi-Logix Inc. (2000-2001); Perseus Books Inc. (1998-2000); CNBC (1997-1998); and PricewaterhouseCoopers (1994-1997). Ms. de Mesa Graziano earned a Master of Science from Iona College and a Bachelor of Business Administration from Baruch College.

Ms. de Mesa Graziano does not have any family relationships with any executive officer or director of the Company. Ms. de Mesa Graziano is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: December 14, 2021	By:	/s/ Todd Vogensen
Todd Vogensen
Chief Financial Officer